UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

MARA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 NE Third Avenue, Suite 1200

Fort Lauderdale, FL 33301

(Address of principal executive offices and zip code)

(800) 804-1690

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

At-the-Market Offering Agreement

On March 28, 2025, MARA Holdings, Inc. (the “Company”) entered into an At The Market Offering Agreement (the “Agreement”) with Barclays Capital Inc., BMO Capital Markets Corp., BTIG, LLC, Cantor Fitzgerald & Co., Guggenheim Securities, LLC, H.C. Wainwright & Co., LLC and Mizuho Securities USA LLC in their capacities as agents (each, an “Agent” and together, the “Agents”) with respect to an at-the-market offering program under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.0001 per share (“Common Stock”), having an aggregate offering price of up to $2.0 billion (the “Shares”) through one or more of the Agents or directly to such Agents acting as principals for their own accounts at a price and on terms agreed upon in separate written agreements. The issuance and sale, if any, of the Shares by the Company under the Agreement will be made pursuant to a prospectus supplement, dated March 28, 2025, and a base prospectus, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 29, 2024, relating to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-277498) (the “Registration Statement”).

Upon the Company’s delivery of a placement notice and subject to the terms and conditions of the Agreement, the Agents may sell the Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or by any another method. Each Agent, as applicable, will use commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal law, rules and regulations and the rules of the Nasdaq Capital Market to sell the Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Agents, as applicable, will be entitled to compensation at a commission rate of up to 3% of the gross proceeds from each sale of the Shares. The Company has provided the Agents with customary indemnification and contribution rights.

The Company is not obligated to make any sales, and the Agents are not obligated to buy and sell, any of the Shares under the Agreement. The Company or any Agent (solely with respect to such Agent) may suspend or terminate the offering of the Shares upon notice to the other party and subject to other conditions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Brownstein Hyatt Farber Schreck, LLP, relating to the validity of the Shares being offered pursuant to the Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with entering into the Agreement, effective as of March 28, 2025, the Company terminated that certain At The Market Offering Agreement, dated October 24, 2023, by and between the Company and H.C. Wainwright & Co., LLC (the “Prior ATM Agreement”), relating to the at-the-market offering of shares of Common Stock having an aggregate offering price of up to $1.5 billion. Accordingly, with the termination of the Prior ATM Agreement, the Company also terminated its “at-the-market” offering of shares of Common Stock conducted pursuant to the Company’s prospectus supplement filed with the SEC as part of the Registration Statement on February 29, 2024 (the “Prior Prospectus Supplement”). No further offerings or sales of common stock will be conducted under the Prior ATM Agreement or the Prior Prospectus Supplement.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits attached hereto about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the at-the-market offering of the Shares. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2025 and the risks described in other filings that the Company may make from time to time with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	At The Market Offering Agreement, dated March 28, 2025
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARA HOLDINGS, INC.

Date: March 28, 2025	By:	/s/ Zabi Nowaid
	Name:	Zabi Nowaid
	Title:	General Counsel and Corporate Secretary